Passionately pursuing a better life for patients with cancer Corporate Overview March 2022

Cautionary Note Regarding Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. All statements, other than statements of historical facts, contained in this presentation are forward-looking statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” “contemplate,” “seek,” “look forward,” “advance,” “goal,” “strategy,” “promising,” “opportunity” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, among others, statements about: AVEO’s expectations of achieving quarter over quarter sales growth and an increase in its sales ramp of FOTIVDA (tivozanib) in future periods; AVEO’s plans, strategies and ability to successfully sell and distribute FOTIVDA to patients in the United States; the potential for FOTIVDA as a treatment option for patients with relapsed or refractory advanced renal cell carcinoma (RCC); the potential efficacy, safety and tolerability of tivozanib, both as a stand- alone drug candidate and in combination with other therapies in other indications; AVEO’s plans, strategies and execution for current and future clinical trials and preclinical studies of tivozanib, ficlatuzumab, AV-380 and AVEO's ErbB3 targeted antibodies; the availability of clinical supplies of ficlatuzumab and AV-380; the potential efficacy, safety and tolerability of ficlatuzumab, both as a stand-alone drug candidate and in combination with other therapies in recurrent or metastatic head and neck squamous cell carcinoma and other indications AVEO's ability to pursue regulatory strategies based on the results of clinical trials and preclinical studies of its product candidates; the period in which AVEO expects to have cash to fund its operations; AVEO’s strategy, prospects, plans and objectives for FOTIVDA and its product candidates and for AVEO generally; the potential commercial opportunity of FOTIVDA and AVEO’s other product candidates; AVEO’s estimates for its cash runway and the contingencies on which such runway is dependent; and statements regarding AVEO's performance, including but not limited to statements in the section titled "Financial Guidance." Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward-looking statements AVEO makes due to a number of important factors, including substantial risks and uncertainties relating to: AVEO’s ability to achieve quarter over quarter sales growth of FOTIVDA; the ongoing access challenges arising from the COVID-19 pandemic and related variants; the percentage of FOTIVDA prescriptions being made to patients who are in the third- and fourth-line treatment setting maintaining or increasing over time; AVEO’s ability to successfully implement its strategic plans, including its ability to successfully commercialize FOTIVDA and to obtain and maintain market and third party payor acceptance of FOTIVDA; AVEO’s ability, and the ability of its licensees, to demonstrate to the satisfaction of applicable regulatory agencies such as the FDA the safety, efficacy and clinically meaningful benefit of AVEO’s product candidates, and risks relating to the timing and costs of seeking and obtaining regulatory approvals; AVEO’s dependence on third-party vendors for the development, manufacture, supply, storage and distribution of FOTIVDA, ficlatuzumab, AV-380 and its other product candidates; AVEO’s ability to enter into and maintain its third party collaboration license agreements, and its ability, and the ability of its strategic partners, to achieve development and commercialization objectives under these arrangements; AVEO’s and its collaborators’ ability to successfully enroll and complete clinical trials; AVEO’s ability to maintain compliance with regulatory requirements applicable to FOTIVDA and its product candidates; AVEO’s ability to obtain sufficient clinical supplies of its product candidates; AVEO’s ability to obtain and maintain adequate protection for intellectual property rights relating to FOTIVDA and its product candidates; unplanned capital requirements; uncertainties related to AVEO’s ability to access future borrowings under the Hercules loan agreement, which turns on the achievement of milestones related to sales of FOTIVDA in the U.S., which milestones may not be achieved; adverse general economic, political and industry conditions; the potential adverse effects of the COVID-19 pandemic on AVEO’s business continuity, financial condition, results of operations, liquidity and ability to commercialize FOTIVDA, manufacture clinical and commercial product and timely initiate new trials or complete its ongoing clinical trials; competitive factors; and those risks discussed in the sections titled “Risk Factor Summary,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources” included in AVEO’s quarterly and annual reports on file with the SEC and in other filings that AVEO may make with the SEC in the future. All forward-looking statements contained in this presentation speak only as of the date of this presentation, and AVEO undertakes no obligation, and specifically disclaims any obligation, to update any of these statements, except as required by law. 2

3 Recent Highlights Commercial • Successfully built and deployed FOTIVDA launch team • Quarter over quarter revenue and TRx growth despite COVID-19 physician access challenges • Achieved $38.9M in 2021 US net product revenue with three full quarters of commercial launch Financial/Corporate • $58.2M of equity capital raised in 2021 • Secured additional $25M of capital from Hercules facility in 2021* Clinical/Regulatory Tivozanib: • U.S. FDA approval of FOTIVDA in R/R advanced RCC following two or more prior systemic therapies • Initiated TiNivo-2 Phase 3 immunotherapy (IO) refractory RCC combination study in collaboration with BMS • Announced tivozanib-NKT2152 (HIF2α) clinical collaboration with NiKang in advanced RCC • Presented data from cohort A of DEDUCTIVE Phase 2 HCC combination study in collaboration with AZ • Presented five-year follow-up data for PFS and OS from TIVO-3 Phase 3 study at ASCO GU 2022 Ficlatuzumab: • Presented HNSCC Phase 2 data and received FDA Fast Track designation • Merck KGaA cetuximab supply agreement for planned Phase 3 HPV(-) HNSCC combination study AV-380: • Completed enrollment for Phase 1 healthy subject study** * includes $5M drawn from Hercules loan facility in late Dec. 2021 ** Operational errors at the trial site have caused data integrity concerns and AVEO has notified the FDA to confirm the suitability of the data for regulatory purposes and whether AVEO may publish the data from this trial

Preclinical Phase 1 Phase 2 Phase 3 Regulatory Filing Marketed Partner VEGFR TKI Ficlatuzumab Anti-HGF/c-MET IgG1 mAb AV-380 Anti-GDF15 IgG1 mAb AV-203 Anti-ERBB3 IgG1 mAb AV-353 Anti-Notch 3 IgG1 mAb Oncology Company With Pipeline to Drive Long-term Growth Ex-US (RCC 1st line) US (RCC following two+ prior systemic therapies) HNSCC (+/- ERBITUX® in refractory disease) Cachexia/Oncology Oncology Oncology (+ IMFINZI® in HCC) (Europe) Pancreatic (+ Nab-paclitaxel + gemcitabine) 4 CyFi-1 (+HiDac in AML) (+/- OPDIVO® in RCC following prior CPI) AVEO Is Committed to Discovering and Developing Targeted Therapies Designed to Provide Substantial Impact in Patients’ Lives With Clear Unmet Medical Needs RCC (+ NKT2152)

Full prescribing information available at www.FOTIVDA.com FOTIVDA® (tivozanib) FOTIVDA (tivozanib) is an oral, vascular endothelial growth factor receptor (VEGFR) tyrosine kinase inhibitor indicated for the treatment of adult patients with relapsed or refractory (R/R) advanced renal cell carcinoma (RCC) following two or more prior systemic therapies. 6 FOTIVDA is the First Therapy Approved for Adults with R/R Advanced RCC Following Two or More Prior Systemic Therapies TIVO-3 is the First Phase 3 Study in RCC that Included a Predefined Population of Patients Who Received Prior Immunotherapy NCCN: Recommended for Subsequent Therapy* * NCCN Guidelines; Updated 3/23/2021; For patients who received 2 or more prior systemic therapies

FOTIVDA: A Uniquely Positioned VEGF-TKI • Potent, selective, long half-life inhibitor of all three VEGF receptors that is designed to optimize VEGF blockade while minimizing off-target toxicities • TIVO-3: Superior disease control (PFS, ORR & DoR) vs. sorafenib • Fewer dose reductions, interruptions and discontinuations due to AEs compared to sorafenib • Most frequent Grade 3/4 adverse event is hypertension • RCC monotherapy clinical trial safety data >1,000 patients • Ongoing development path in combination with immunotherapy and HIF2α • FOTIVDA significantly reduces Tregs potentially enhancing immuno-oncologic effect • Selective profile with low off-target toxicities beneficial in combination PFS = Progression Free Survival ORR = Over Response Rate DoR = Duration of Response

8 ASCO GU 2022 – 5 Year Efficacy Update 3 Year 12% vs 2% 4 Year 8% vs 0% Five year follow-up data show FOTIVDA® (tivozanib) patients were up to 5X more likely to experience long-term PFS compared to Nexavar® (sorafenib) Long-term data from pivotal TIVO-3 study continue to demonstrate durable disease control and positive trend for overall survival for FOTIVDA® (tivozanib) (HR 0.89)

Significant Unmet Need In R/R Advanced RCC1 Limited data exists for the treatment of highly refractory RCC patients and following immunotherapy Existing treatment options have tolerability challenges requiring frequent dose modifications Only about 50% of patients who received second-line treatment went on to receive third-line treatment 9 1. AVEO Oncology. Data on File: Coporate overview deck. July 2020

0.00 0.25 0.50 0.75 1.00 0 20 40 60 80 100 IMDC Database: Third-line Treatment Demonstrated to Improve Survival ~2X vs. No Therapy1 10 ** 1 Wells JC, et al. Third-line Targeted Therapy in Metastatic Renal Cell Carcinoma: Results from the International Metastatic Renal Cell Carcinoma Database Consortium. Eur Urol (2016) *Internal Awareness Trial and Usage (ATU) Survey (May 2020) Third-line Targeted Therapy in Metastatic Renal Cell Carcinoma: Results from the International Metastatic Renal Cell Carcinoma Database Consortium Background: The use of third-line targeted therapy (TTT) in metastatic renal cell carcinoma (mRCC) is not well characterized and varies due to the lack of robust data to guide treatment decisions. This study examined the use of third-line therapy in a large international population. In the 3rd line anything can go if the patient can tolerate the treatment. This is not a well-studied population and combos like Lenvima and Afinitor seem to have a good response but have high toxicity. Only half of patients are willing to be challenged with treatment and the other half go to hospice.” Academic ONC.* Only about 30% get to the 3rd line because of their performance status. I would try harder to convince people to go in 3rd line if I had more reliable, safe options with actual data in the 3rd and 4th lines.” Community ONC.* Overall survival (mo) S u rv iv a l fu n c ti o n Fig. 3 – Kaplan-Meier curve depicting overall survival from time of cessation of second-line therapy for patients receiving third-line therapy (n=175) or not (n=345), excluding patients who died within 3 mo of cessation. CI = confidence interval; OS = overall survival Third-line therapy OS: 14.9 mo (95% CI: 14.0-16.4) n = 715 No third-line therapy OS: 7.6 mo (95% CI: 6.7-9.0) n = 345 p < 0.0001

US RCC Market by Line of Therapy 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 1st Line 2nd Line 3rd Line+ Annual Incidence of RCC Patients by Line of Therapy1 Treated Un-Treated 1) Decision Resources Group (DRG) projections 2022 (Nov. 2021 Market Update) • 10,000 patients make it to 3rd and 4th line annually, nearly half of these later line patients are currently un-treated • Average duration of VEGF treatment today in 3rd line+ less than 4 months, average tivozanib duration in TIVO-3 of 1 year • DRG projection of third-line market size increased from $350M to $480M for 20221 $480m 11 $1.3b

FOTIVDA Net Revenue by Quarter $1.1 $6.7 $14.3 $16.8 Q1 '21* Q2 '21 Q3 '21 Q4 '21 (I n M il li o n s ) Q4 ‘21 Notes • 17% growth in Net Revenue from Q3 to Q4 • $38.9M in Net Revenue YTD *Commercial Availability Commenced on March 22, 2021 (1 Week of Sales in Q1 21) 12

283 619 780 Q1 '21* Q2 '21 Q3 '21 Q4 '21 TRxs Quarter over Quarter Prescription Growth Q4 ‘21 Notes • 26% growth in TRxs quarter over quarter • Over 330 accounts have ordered since launch • Ordering accounts represent over 1/3 of RCC market potential *Commercial Availability Commenced on March 22, 2021 13

Achieving Leadership Position in 3rd Line RCC *IQVIA Brand Impact Report January 2022 – New Patient Share (NPS) and Total Patient Share (TPS) • Initial utilization largely in late line patients (4th line+) • Team focused on delivering positive initial experience to lead to broader adoption • As of Dec. 2021 and continuing in Jan 2022 IQVIA is reporting FOTIVDA as the leading treatment 3rd line RCC New Patient Share and Growing Total Patient Share* • Maintaining leadership in New Patient Share is key to becoming 3rd line Standard of Care 10% 25% 29% 6% 6% 10% 0% 5% 10% 15% 20% 25% 30% 35% Nov 2021 Dec 2021 Jan 2022 FOTIVDA 3rd Line NPS and TPS* NPS TPS

Earlier Line Patients Have Fewer Early Discontinuations • Post FOTIVDA FDA approval, the majority of initial FOTIVDA utilization was in late-stage patients (4th line and beyond) • We are seeing increasing patient starts in the earlier 3rd line setting starting in Q4 • The rate of early discontinuations is decreasing as utilization moves to early lines* 24% 27% 14% 0% 5% 10% 15% 20% 25% 30% Q2 Q3 Q4 Early Discontinuation Rate (1 Cycle) Source: AVEO Specialty Pharmacy Sales Data *This data is representative of approximately half of our patient volume

Strategic Objectives for 2022 Educate and Raise Awareness • Leading share of voice in R/R RCC • Increase in-person activity where possible • Expand non-personal promotional tactics to reach accounts closed to industry due to COVID restrictions Broaden Base of Prescribers • Continue to expand our base of prescribing physicians with initial FOTIVDA trial • Current writers account for over 1/3rd of RCC market volume Establish FOTIVDA as 3rd Line Standard of Care • With positive initial trial, we believe oncologists will further adopt in earlier line patients • Sustain leading new patient start share in 3rd line RCC Optimize Patient Access • Continue to provide best in class customer support HUB • Expand GPO initiatives to broaden adoption 16

Focused Oncology Team with Broad Market Coverage • Experienced oncology field force for effective market coverage (~65 FTEs) • Commercial Team designed for success through evolving COVID restrictions • Full in-person and remote customer engage capabilities • Multi-channel promotional initiatives • A leader in share of voice in R/R RCC 17 Commercial infrastructure with census coverage, deep pharma/biotech oncology launch experience

FOTIVDA® (tivozanib) Is Available Through a Limited Network of Specialty Pharmacies and Distributors Specialty Pharmacies (US) Biologics Onco360 Specialty Distributors (US) – Hospitals ASD Specialty Healthcare Cardinal Health Specialty Distribution McKesson Plasma & Biologics Specialty Distributors (US) – IOD Oncology Supply Cardinal Health Specialty Distribution McKesson Specialty Health 18 • Limited distribution model through high-touch specialty pharmacies and top specialty distributors supports in-office dispensing practices.

Providing Best-in-Class Patient Support: The AVEO ACE Program

AVEO ACE
Access Center of Excellence

START on Therapy → STAY on Therapy

Access	Affordability	Adherence
QuickStart / Bridge Program	Copay Card Program	Nurse Support Calls
Benefits Investigation	Patient Assistance Program	Patient / Caregiver Education Program
Prior Authorization Support	Alternative Funding Research	Texting / Apps
Denials / Appeals Support		

19

AVEO ONCOLOGY

Building Toward Sustainable Value Creation as an Integrated Commercial Company 20

Tivozanib Combination Opportunities

Nakamura K et al. Cancer Res 2006;66:9134–9142. Pawlowski N et al. AACR 2013. Poster 3971. Hammers, Emerging VEGF-I/O Combinations, ASCO 2017 Tivozanib Properties May Provide Unique Advantages in Combination with CPI Therapy 22 Tolerability is Important in Combinations Tivozanib Significantly Reduces Tregs

Treatment Naïve (n=12) Pre-Treated (n=13) Includes 2 Prior CPI Pts Overall (n=25) CR 8% - 4% PR 42% 62% 52% ORR (CR+PR) 50% 62% 56% DCR (CR+PR+SD) 92% 100% 96% mPFS 18.9 mo (4.7, NR) NR* (11.0, NR) 18.9 mo (16.4, NR) Dose reductions 17% Nivolumab Mono2Tivozanib Mono1 ORR 18% PFS 11.0 ORR 25% PFS 4.6+ Second Line Monotherapy Outcomes** 1 Molina et al. EJC 2018 2 Motzer et al. NEJM 2015 **Data from separate studies 23 : Anti-tumor Activity Seen in Both Treatment Naive and Previously Treated RCC Patients Albiges et al Annals of Oncology Nov 2020 *19 months median follow up

TiNivo-2: Pivotal Trial in RCC Following Prior Immunotherapy Phase 3, Randomized, Controlled, Multi-Center, Open-Label Study to Compare FOTIVDA® with OPDIVO® to FOTIVDA® Following Immunotherapy in RCC Patients N = 326 • Histologically / cytologically confirmed recurrent/metastatic RCC • ECOG PS 0 or 1 • Progressed following immediate prior immunotherapy treatment in first or second line • Stratified by IMDC and prior TKI Randomize 1:1 Tivozanib + Nivolumab Tivozanib Treatment Until Progression Endpoints • Primary: PFS • Secondary: OS, ORR, DoR, Safety and Tolerability 24 Now Enrolling

Regimen Study PS Status ECOG 0 ORR^ DCR PFS* 1 Year OS Rate Bev+Atezo1, 2 Ph3 N=501 (2:1) 62% 28% 74% 6.8m 67% Cabo+Atezo3 Ph3 N=372 (2:1) 64% 11% 78% 5.8m N/A Tivo+Durva4 Ph2 N=18 40% 28% 72% 7.3m 76% References: 1USPI for Tecentriq; 2Verret, W. et al., Atezolizumab plus Bevacizumab in Unresectable Hepatocellular Carcinoma, N Engl J Med 2020; 382:1894-1905 DOI: 10.1056/NEJMoa1915745; 3Exelixis PR re: ASIA ESMO Meeting Nov. 20, 2021; 4 A Phase 1b/2 study of tivozanib in combination with durvalumab in subjects with advanced hepatocellular carcinoma (DEDUCTIVE): efficacy results in previously untreated patients, ASCO GU 2022 : 1st Line HCC VEGF Combination Comparison Initial data for 1st line cohort for the DEDUCTIVE study show promising efficacy and tolerability compared to other VEGF ICI combinations in the setting • Further validation of the complimentary activity of VEGF and Checkpoint combinations • Selective agents for VEGF have high activity without off-target toxicity • The broad inhibition of VEGFR 1,2,3 may have additional efficacy benefits Ph2 enrollment ongoing in prior Bev/Atezo cohort (n=20) (*ITT) (^RECIST 1.1) Note: The table above provides an indirect comparison of the data sets from the three stated studies

Clinical Trial Collaboration: Tivozanib and NKT2152 • AVEO and NiKang entered into a clinical trial collaboration and supply agreement to evaluate NKT2152, NiKang’s small molecule that inhibits hypoxia inducible factor 2α (HIF2α), in combination with tivozanib • Sixty patient Phase 2 clinical trial to evaluate the safety and efficacy of the combination of NKT2152 and tivozanib in clear cell RCC (ccRCC) patients who have not responded to or relapsed from prior therapies (R/R RCC) • NiKang to sponsor the trial; AVEO to co-fund the trial • AVEO and NiKang each to provide their respective drugs at no cost • Clinical trial expected to begin in 2022

Ficlatuzumab Anti-HGF/c-MET IgG1 mAb

Scientific Rationale for Ficlatuzumab in Combination with Cetuximab for HPV-negative HNSCC


HGF/cMET and EGFR Pathways
Ficlatuzumab inhibits HGF
HGF
EGF
Cetuximab inhibits EGFR
MET
EGFR
cell membrane
Inhibition of EGFR and HGF inhibits survival, proliferation and migration
RAC1
CDC42
PI3K
RAS
RAF
AKT
MEK
mTOR
ERK
PAK
nuclear membrane
Survival
Proliferation
Migration

- Ficlatuzumab has demonstrated differentiated inhibition of HGF/cMET downstream signaling
- The HGF/cMET pathway is an escape mechanism for EGFR blockade[1]
  - HGF inhibition overcomes resistance
- HGF/cMET overexpression is associated with worse outcomes[1]
- HGF/cMET is highly expressed in HPV-negative HNSCC and is a marker of poor prognosis[1,2]

Source: Zhang Y, Jain R and Zhu M. Biomedicines, 2015 (Zhang Y, Jain RK, and Zhu M. Recent Progress and Advances in HGF/MET-Targeted Therapeutic Agents for Cancer Treatment. Biomedicines. 2015; 3, 149-181 doi:10.3390/biomedicines3010149).
[1]Rothenberger NJ, Stabile LP. Hepatocyte Growth Factor/c-Met Signaling in Head and Neck Cancer and Implications for Treatment. Cancers (Basel). 2017 Apr 24;9(4):39. doi: 10.3390/cancers9040039. PMID: 28441771; PMCID: PMC5406714. Casado et al. J Clin Oncol 30, 2012 (suppl; abstr 5520).
[2]Kim. Oncotarget. 2017

28

AVEO ONCOLOGY

Potential Ficlatuzumab Registrational Trial in HPV Negative HNSCC Update • Granted U.S. FDA Fast Track Designation for the treatment of patients with R/R HNSCC • Initiated manufacturing scale up of clinical supply and expected to complete drug substance manufacturing run in 2Q 2022 • Potential registrational trial start in 1H 2023 • Dialogue with the FDA on registrational study design ongoing • Executed cetuximab supply agreement for E.U. study sites with Merck KGaA for potential registrational Phase 3 trial • Seeking a strategic partner for ficlatuzumab commercialization outside of U.S. 29

Financials and Near-Term Milestones

31 Cash as of Dec. 31, 2021 $87.3M Revenue FY 2021 $42.3M Debt as of Dec. 31, 2021 $38.0M Shares Outstanding as of Dec 31, 2021 34.5M 4Q 2021 FY 2021 Cash Burn from Operations ($12.0M) ($58.0M) AVEO believes that its current cash, cash equivalents and marketable securities, along with expected net product revenues from the commercial launch of FOTIVDA in the U.S., would enable AVEO to maintain its current operations for a period of at least 12 months following the filing of its Annual Report on Form 10-K for the quarter ended December 31, 2021 Financial Snapshot as of Dec. 31, 2021

Key Recent and Potential Milestones AV-380 (Anti-GDF15 IgG1 mAb) 2021 1H 22 2H 22 Initiate Phase 1b Trial in Cancer Patients Ficlatuzumab (Anti-HGF/c-MET IgG1 mAb) 2021 1H 22 2H 22 HNSCC Randomized (Ficlatuzumab +/- Cetuximab) Phase 2 Data Presentation (ASCO) Granted U.S. FDA Fast Track Designation for R/R HNSCC Complete Drug Substance Manufacturing Run for a Potential Registrational Phase 3 trial Initiate Potential Phase 3 Registration Trial in R/R HNSCC FOTIVDA® (tivozanib) (VEGFR TKI) 2021 1H 22 2H 22 U.S. FDA Approval and Launch in R/R Advanced RCC RCC (Tivozanib + Nivolumab) Phase 3 Complete Enrollment HCC (Tivozanib + Durvalumab) Phase 2 First-Line Cohort Data Presentation HCC (Tivozanib + Durvalumab) Phase 2 Cohort B Complete Enrollment RCC (Tivozanib + NKT2152) Phase 2 Commence Enrollment ✓ ✓ 32 ✓ 1H 23 1H 23 1H 23 ✓

Passionately pursuing a better life for patients with cancer Thank you

Appendix

FOTIVDA: A Differentiated VEGFR 1, 2 and 3 TKI

Potent, selective inhibitor of VEGFRs 1, 2 and 3 with a long half-life designed to improve efficacy and tolerability

Tivozanib has High Potency and Selectivity[1]


PD parameters
Broad
Narrow
Target spectrum (Selectivity)
Low
High
Potency
Sorafenib
Sunitinib
Cabozantinib
Lenvatinib
Pazopanib
Axitinib
Tivozanib

Tivozanib's Long Half Life Creates a Unique PK Profile[1]


PK parameters
High
Low
Bioavailability
Tivozanib
Short
Long
Elimination $t_{1/2}$

- Cabozantinib and lenvatinib are not shown because absolute oral bioavailabilities are not reported in the literature.
- The plots provide an overall assessment of differences between VEGFR-TKIs; the evaluation is substantially qualitative since threshold values cannot be assessed.

Tivozanib Significantly Reduces T-Regs


-/ EXPERIMENT I
REGULATORY T CELLS
RESULTS 1
untreated
Axitinib
Tivozanib
Pazopanib
Sorafenib
Sunitinib
Influence on regulatory T cells

Pawlowski N et al. AACR 2013. Poster 3971.

1. S. Fogli, et al., Cancer Treatment Reviews 84 (2020) 101966

35

: Pivotal Trial in RCC Phase 3, Randomized, Controlled, Multi-Center, Open-Label Study to Compare Tivozanib to Sorafenib in Subjects With R/R Advanced RCC Results published in Lancet Oncology in December 2019 N = 350 • Histologically / cytologically confirmed recurrent/metastatic RCC • ECOG PS 0 or 1 • Failed at least two prior regimens including VEGFR-TKI • Stratified by IMDC and prior regimen (TKI-TKI; TKI-CPI; TKI-Other) • Life expectancy of 3 months or longer Randomize 1:1 Tivozanib Sorafenib Treatment Until Progression* Endpoints • Primary: PFS • Secondary: OS, ORR, DoR, Safety and Tolerability 36 * Median duration for follow up was 19 months

: First Positive Phase 3 Dataset in Adult Patients Receiving Two or More Prior Systemic Therapies Source: PFS final analysis, Oct 4, 2018, U.S. FOTIVDA® Package Insert37 TIVO-3 Primary Endpoint: PFS of Tivozanib vs. Sorafenib Secondary Endpoints: ORR, DCR, DoR, OS Treatment Group Tivozanib n=175 Sorafenib n=175 S u rv iv a l P ro b a b il it y Tivozanib Sorafenib ORR1,2* 18% (95% CI: 12, 24) 8% (95% CI: 4, 13) DCR (DCR=ORR+SD)1,2 73% 65% Median DoR1 Not Estimable (95% CI: 9.8, NE) 5.7 Months (95% CI: 5.6, NE) OS – Deaths, n (%)1 125 (71) 126 (72) OS – Median (95% CI), months 16.4 (13.4, 21.9) 19.2 (14.9, 24.2) OS HR (95% CI)Ɨ 0.97 (0.75, 1.24)1* 28% of patients were progression free at 1 year vs 11% with sorafenib 18% of patients were progression free at 2 years vs 5% with sorafenib

: Exploratory Analysis of Pre-Defined Subgroups: Prior Checkpoint Inhibitor and TKI/TKI 38 Porta et al. ASCO 2019 Other + VEGFR TKI: (N=100) HR=0.98; 95% CI 0.62; 1.56, ASCO GI 2019 0 20 40 60 80 100 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 P ro g re s s io n -f re e S u rv iv a l (% ) 0 20 40 60 80 100 0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30 P ro g re s s io n -f re e S u rv iv a l (% ) Tivozanib Sorafenib Tivozanib Sorafenib Prior Checkpoint Inhibitor + VEGFR TKI Tivozanib (n = 47) Sorafenib (n = 44) Median PFS, months (95% CI) 7.3 (4.8, 11.1) 5.1 (3.2, 7.4) HR (95% CI) 0.55 (0.32, 0.94) P Value 0.028 ORR* 24.4% 6.8% Two Prior VEGFR TKIs Tivozanib (n = 79) Sorafenib (n = 80) Median PFS, months (95% CI) 5.5 (3.6, 7.4) 3.7 (3.6, 3.9) HR (95% CI) 0.57 (0.39, 0.83) P Value 0.003 ORR* 15.2% 7.5%

*Analysis as of Aug 15, 2019; ^Safety population **Includes fatigue and asthenia; † Includes hypertension, blood pressure increased, hypertensive crisis; § Includes diarrhea and frequent bowel movements.; # Includes dermatitis, dermatitis acneiform, dermatitis contact, drug eruption, eczema, eczema nummular, erythema, erythema multiforme, photosensitivity reaction, pruritus, psoriasis, rash, rash erythematous, rash generalized, rash macular, rash maculo-papular, rash morbilliform, rash pruritic, seborrheic dermatitis, skin exfoliation, skin irritation, skin lesion, swelling face, toxic skin eruption, urticaria; ***Palmar-plantar erythrodysesthesia (PPE), also known as hand-foot skin reaction (HFSR). : Safety & Tolerability 39 Tivozanib (N=173)^ Sorafenib (N=170)^ Preferred Term All Grades % Grade 3/4 % All Grades % Grade 3/4 % Fatigue** 67 13 48 12 Hypertension† 44 24 31 17 Diarrhea§ 43 2 54 11 Rash# 18 1 52 15 PPE/HFSR*** 16 1 41 17 >5% difference between arms (Grade 3/4) - Patients received FOTIVDA for a mean of 12.7 cycles vs. 6.8 cycles for sorafenib - Despite this, dose reductions and interruptions were less frequent for FOTIVDA than sorafenib Grade 3/4 Treatment-Related Adverse Events* (≥10% frequency in either arm)

Ficlatuzumab Anti-HGF/c-MET IgG1 mAb

Ficlatuzumab Plus Cetuximab Improved Outcomes in HPV Negative Pan-Refractory, Metastatic HNSCC

HPV negative HNSCC is historically associated with poorer outcomes compared to HPV positive disease

	F (=26)	F+C (n=32)
HPV+		
ORR[a]	0/10 (0%)	0/16 (0%)[d]
mPFS[b]	NE[c]	2.3 (1.9)[e]
HPV-		
ORR[a]	1PR/16 (6%)	2CR + 4PR/16 (38%)[d]
mPFS[b]	NE	4.1 (2.9)[e]

PFS by HPV Status in F+C Arm



1.00
0.75
0.50
0.25
0.00
0
5
10
15
20
Months
HPV +
HPV -

The combination of ficlatuzumab and cetuximab was generally well-tolerated with expected class toxicities from HGF/cMet inhibitors observed

a. ORR: PR+CR/n
b. mPFS: Months (lower bound of 90% 1-sided CI)
c. NE=not evaluated
d. P=0.02
e. P=0.03

41

Efficacy Benchmarks: Low Response Rates and Limited PFS in R/M HNSCC

Prior Chemotherapy		Prior Chemotherapy and PD-1
FDA Approved April 2006[1] Ph2 n=103 ERBITUX (cetuximab) Single Arm Study ORR 13% 2.3m PFS	FDA Approved Nov 2016[2,3] Ph3 n=361 OPDIVO (nivolumab) vs Investigator Choice ORR 13% vs 5.8% 2.0m vs 2.3m PFS	Progressed to Phase 3 Ph 2 n=40 Monalizumab + Cetuximab[4] ORR 20% 3.4m PFS

FDA Approvals have been in unselected patient population, including better prognosis HPV+ disease

[1]ERBITUX (cetuximab) USPI November 2020, Eli Lilly and Company, Indianapolis, IN.
[2]OPDIVO (nivolumab) USPI January 2021, Bristol Myers Squibb, Princeton, NJ.,
[3]http://www.fda.gov/Drugs/InformationOnDrugs/ApprovedDrugs/ucm528920.htm. Updated November 10, 2016. Accessed November 10, 2016.
[4]Combination of monalizumab and cetuximab in patients with recurrent or metastatic head and neck squamous cell cancer previously treated with platinum-based chemotherapy and PD-(L)1 inhibitors: a phase II expansion study., ASCO 2020 Cohen, R. B., Poster 177.

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Significant Unmet Need Exists for HPV Negative HNSCC1 43 1 Galvis et al, Critical Reviews in Oncology/Hematology 15 (2020) 102966

Ficlatuzumab: Phase 2 Randomized Study in Pan-Refractory, Metastatic HNSCC Patients

Randomized, confirmatory Phase 2 study in combination with cetuximab, an EGFR-targeted antibody, patients who relapsed or were refractory to prior immunotherapy, chemotherapy, and cetuximab with metastatic HNSCC

N = 60

- Recurrent and/or metastatic HNSCC
- ECOG 0-1
- Clinical resistance to anti-EGFR therapy, platinum and CPI
- Stratify
  - P16 (HPV status)
  - Study center

Randomize 1:1

- Ficlatuzumab (20mg/kg q 2 weeks)
- Ficlatuzumab (20mg/kg q 2 weeks) + Cetuximab (500 mg/m2 q 2 weeks)

Treatment Until Progression

Endpoints

- Primary: PFS
- Secondary: OS, ORR, DoR, Safety and Tolerability

Final Results Reported at ASCO June 2021

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Additional Pipeline Programs

AV-380: GDF15 Role in Cachexia 46 * J. Cachexia, Sarcopenia and Muscle 2010 + AVEO data on file Cachexia is a muscle wasting disease commonly associated with cancer • ~50% of people with cancer will suffer from cachexia* • ~30% of all cancer patients die from cachexia* GDF15 is a key driver in cancer cachexia • GDF15 is elevated in cachexia • Expression of GDF15 induces cachexia • Inhibition of GDF15 reverses cachexia in animal models • Managing cachexia has the potential to improve OS + + P1 study target enrollment complete

AV-203: A potent humanized IgG1 mAb that targets ErbB3 • Humanized IgG1 antibody – Low risk of ADA response and hypersensitivity – Potential for inducing ADCC • Potent inhibitor of NRG/HRG - dependent and independent ERBB3 activation • Higher ERBB3 affinity and more potent anti-tumor activity than competitors – Internalizes and degrades ERBB3 receptor • NRG/HRG levels predict AV-203 anti-tumor activity in preclinical models Regained full global rights in September 2021 47 ADA – Anti-drug antibody ADCC – Antibody dependent cellular cytotoxicity .